Exhibit 99.1
Investor Relations Presentation Results through July 1, 2023

Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management uses Adjusted EBITDA and return on invested capital, non-GAAP financial measures, in order to evaluate historical and ongoing operations. Management believes that these non-GAAP financial measures are useful in order to enable investors to perform meaningful comparisons of historical and current performance. These non-GAAP financial measures are intended to supplement and should be read together with the financial results. These non-GAAP financial measures should not be considered an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measures. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited. UFP INDUSTRIES, INC.

The operating segments of UFP Industries – UFP Packaging, UFP Construction and UFP Retail Solutions – manufacture, distribute and sell a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION.™

15,000+ Employees worldwide 221 Facilities worldwide 1955 Founded in Grand Rapids, MI $9.6B 2022 Net Sales 39% 32% 25% 4% Based on 2022 Net Sales $3.7B in 2022 Big box, independents, & buying co-ops $2.4B in 2022 Industrial manufacturers, OEM’s, agricultural and logistics UFP AT A GLANCE $3.1B in 2022 Single-, multi-family and factory-built housing, commercial, concrete formers $0.4B in 2022 Overseas trading with manufacturing and design assets in eight countries offering packaging solutions $1.1B 2022 Adj. EBITDA Business segments and markets

WHERE WE ARE 197 2 4 1 2 9 1 5 221 Locations 8 Countries

UNIQUE BUSINESS MODEL PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGES

Balanced Business Model

As North America's largest buyer of softwood lumber, UFP owns scale advantage in sourcing, and in serving the three largest softwood end markets – residential construction, retail building products and industrial packaging.

This results in the company's balanced business model, which hedges against cyclicality and customer concentration while providing advantage in procurement. The model also provides product mix diversification which mitigates against a variety of risks including lumber market volatility.

Incentives Aligned With Shareholders

Each of our 220+ operations is a profit center, managed by people who are required to own stock, and are compensated on a combination of pre-bonus operating profit and return on investment.

This management approach encourages an entrepreneurial spirit and efficient capital allocation, resulting in high ROIC and a consistently strong balance sheet.

Commitment To Innovation

While in its early stages, a strategic and growing focus on innovation has brought the company and its customers a steady stream of new products and services.

This robust pipeline of new products, averaging 9% of sales since 2019, enables the company to win new customers and enter new markets while moving steadily up the value chain.

Culture

Teamwork, accountability, devotion to the customer, and internal competition create a results-driven culture that drives personal and profession growth within the organization.

This distinctive culture has delivered 67 straight years of profitability and an average tenure of 22.3 years for our 65 most senior executives.

AND DRIVES STRONG RESULTS

Annual unit sales growth of 5-7%, including small acquisitions Minimum 10% adjusted EBITDA margin Earn incremental return on new investment greater than WACC Maintain a conservative capital structure LONG-TERM FINANCIAL GOALS

RETAIL Based on data such as same-store sales growth of national home improvement retailers and forecasts of home remodeling activity, we anticipate market demand to be flat to slightly down for the balance of 2023. PACKAGING Data from several metrics, including the Purchasing Managers Index (PMI), durable goods manufacturing, and U.S. real GDP, indicate that industrial production will be slightly down for the balance of 2023. CONSTRUCTION Consensus estimates of housing starts call for a 12%-15% decline in 2023. The National Association of Home Builders forecasts a 24% decrease in manufactured home shipments in 2023. MARGINS We believe our consolidated annual decremental operating margin is in a range of 10-15% of net sales. By segment we see Packaging in a range of 20-25% and Construction in a range of 14-19%. We anticipate improvement in operating profits in our Retail segment in 2023. SHORT-TERM FORWARD OUTLOOK CAPITAL ALLOCATION  A quarterly cash dividend of $0.30 per share, a 20% increase from the prior year.  On July 26, 2023, our board authorized the repurchase of up to $200 million worth of shares of outstanding stock through July 31, 2024.  Capital expenditures of $175-$200 million.  We continue to pursue a healthy pipeline of strategic acquisition opportunities.

2013 31% 69% 36% 64% 40% 60% 37% 63% 32% 68% Value-added as a percent of sales 20 22 .. VALUE ADDED SALES Commodity Value-added 2019 2020 2021 2022 Q2 2023 YTD

$379m $153m 5% New Products INNOVATION AND NEW PRODUCTS $540m 10% 10% $426m 8% $842m $736m 10% $353m 9% 2019 2020 2021 2022 Q2 2023 YTD Net Sales % of Sales 4% *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing. Sunset Sales*

INNOVATION AND NEW PRODUCTS In 2022 we launched our Innovation Accelerator to: Bring new products and services to market faster Spur internal growth in new capabilities, products and processes Drive faster scale and synergy through rapid iteration In 2023 we started the UFP Venture Fund to: Spur external growth through late-stage development and early-stage commercialization opportunities Empower entrepreneurs to build businesses, services, and products that can transform our industry Commit an investment of $100 million over 5 years to meet our development goals UFP VENTURE FUND

New Structure Drives Better Strategy, Development and Execution Western Division Southern Division Northern Division • Improved alignment with our customers • Faster introduction of new, value-added products • Better, quicker decision making • More effective allocation of capital Our new structure, based on management of market segments rather than geography, brought greater focus, effecting: Result: better EBITDA margins and ROIC 1955 - 2019 2020 and Beyond

Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Scale, low-cost production, automation, increased customer wallet share. Driving Deckorators recycle content, scaling opportunity. Securing supply and margin improvement for growing Industrial business. 20 22 RECENT ACQUISITIONS

BUSINESS SEGMENTS

$284m 19% 15% $402m $510m 19% 58% 42% 46% 43% 54% 57% 55% 45% $307m 8% 8% $300m New Products & % of Net Sales Value-added as a % of Net Sales DecKorators $326M 2022 UFP Edge $168M 2022 Prowood Group $3.2B 2022 Net Sales % of Sales Commodity Value-added 2019 2020 2021 2022 2019 2020 2021 2022 Sunset Sales* *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing.

. Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more Premium siding, pattern, trim; interior accent wall products Pressure-treated decking, timbers, panels and construction materials, including fire-retardant The industry’s leading innovator of composite decking, railing and accessories* On-trend brands to all major building products retailers, supported with best-in-class in-store and e-commerce support *Comprises 64% to Big Box customers and 36% to one- and two-step distribution as of 2022. ProWoodLumber.com OutdoorEssentialProducts.com Deckorators.com UFPEdge.com

$69m 6% 8% $73m $177m 7% 35% 66% 34% 68% 32% 65% 72% 28% $278m $31m 12% 1% UFPpackaging.com Protective Packaging Solutions $57M 2022 PalletOne $399M 2022 Structural Packaging $1.9B 2022 2019 2020 2021 2022 2019 2020 2021 2022 New Products & % of Net Sales Value-added as a % of Net Sales Commodity Value-added Net Sales % of Sales Sunset Sales* *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing.

Innovative packaging solutions and components backed by a global manufacturing footprint and the industry’s leading engineering, design, and integrated service teams STRUCTURAL PACKAGING Wood, steel, foam and corrugated for mixed material crates and specialty containers. Hard cases, lumber processing, logistics solutions and onsite packaging services PALLETONE Machine-built pallets, design, engineering and testing PROTECTIVE PACKAGING SOLUTIONS Corrugated conversion, stretch/shrink films, labels, strapping, hardware and software solutions for all industries

$60m 4% $54m 5% $136m 3% 24% 81% 19% 73% 27% Factory-Built 76% $1.2B 2022 Commercial $336M 2022 Concrete Forming $264M 2022 Site-Built $1.4B 2022 23% 77% $28m 5% 1% 2019 2020 2021 2022 2019 2020 2021 2022 New Products & % of Net Sales Value-added as a % of Net Sales Commodity Value-added $148m Net Sales % of Sales Sunset Sales* *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing.

Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for modular and manufactured homes, RV’s and mobile offices Lumber and panels; designed, engineered and manufactured forms Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. Sales are approx. 70% single family, 30% multifamily Turnkey project management of consumer environment and architectural interiors; design, development, engineering, manufacturing, assembly, distribution and installation Single-source provider of building components, concrete forms, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency IDXCorporation.com questdisplays.com UFPConstruction.com SITE-BUILT FACTORY-BUILT COMMERCIAL CONCRETE FORMING

Lumber trading in 65 countries. Industrial packaging solutions manufacturing in Australia, Mexico, Canada, Italy and India. 2022 Net Sales: $409 million

Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders For UFP, sustainability means more than using and selling renewable materials. It serves our ultimate goal of creating and sustaining value for shareholders. SUSTAINABILITY CONTINUUM

OUR SUSTAINABILITY PHILOSOPHY Priorities are successful employee outcomes and consistent shareholder return For UFP Industries, doing right doesn’t require departments and titles, but is simply part of who we’ve been and who we continue to be. And that’s how we like it – fewer committees, higher standards, and increased financial and social reward for employees, customers and communities. We believe profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities. Our views on ESG and maintaining a sustainable enterprise can be found here.

FINANCIALS

OUR PERFORMANCE Net Earnings (ACI) ROIC Net Debt to Adjusted EBITDA 2019 2021 2020 Unit sales growth rate $ Sales in Millions Growth rate Strong track record of growth and performance improvement with emphasis on improving gross profit dollars per unit sold. ROIC-focused. 2022 21% 37% 117% 29% Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Net Sales 6% 6% 28% 2% $4,416 $5,154 $8,636 $9,627 Adjusted EBITDA 19% 36% 94% 31% $317 $431 $835 $1,097 Adjusted EBITDA Margin 7.2% 8.4% 9.7% 11.4% $180 $247 $536 $693 15.1% 21.0% 32.2% 34.6% 0.0 0.0 0.1 0.0

MANAGING LUMBER MARKET RISK Adjusted EBITDA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 39.9% 4.4% 7.2% 8.4% 9.7% 11.4% 11.3% 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% 2019 2020 2021 2022 Q2 2023 YTD Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. Balanced business model mitigates lumber price volatility and drives stable profit per unit. Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

Net Sales Percent Change Net Sales Percent Change NET SALES (in millions) $4,416 $5,154 $8,636 $9,627 6% 6% 28% 2% 5% 5% 4% (1)% -5% 5% 15% 25% 35% 45% 55% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2019 2020 2021 2022 UFP Consolidated $1,499 $2,167 $3,418 $3,651 10% 25% 31% 10% 0% 24% (4)% (3)% -10% 5% 20% 35% 50% 65% 80% $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 2019 2020 2021 2022 UFP Retail Solutions Net Sales Percent Change Net Sales Percent Change $1,086 $1,072 $2,148 $2,395 4% (6)% 40% (1)% (2)% (8)% 5% (2)% -15% 0% 15% 30% 45% 60% 75% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2019 2020 2021 2022 UFP Packaging $1,637 $1,696 $2,698 $3,144 6% (6)% 17% 6% 6% (7)% 14% 4% -15% -5% 5% 15% 25% 35% 45% 55% $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 2019 2020 2021 2022 UFP Construction Long-Term Goal: Unit sales growth of 5% to 7%, including small acquisitions Organic Unit Sales Growth Total Unit Sales Growth Net Sales

Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Adjusted EBITDA Margin UFP Consolidated UFP Retail Solutions Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Adjusted EBITDA Margin UFP Packaging UFP Construction Long-Term Goal: Achieve and sustain a minimum 10% adjusted EBITDA margin Adjusted EBITDA Margin ADJUSTED EBITDA (in millions) $317 $431 $835 $1,097 7.2% 8.4% 9.7% 11.4% 4% 6% 8% 10% 12% 14% 16% 18% $- $200 $400 $600 $800 $1,000 $1,200 2019 2020 2021 2022 $75 $170 $151 $180 5.0% 7.8% 4.4% 4.9% 2% 4% 6% 8% 10% 12% $- $50 $100 $150 $200 $250 2019 2020 2021 2022 $101 $100 $300 $376 9.3% 9.3% 14.0% 15.7% 8% 10% 12% 14% 16% 18% 20% $- $75 $150 $225 $300 $375 $450 2019 2020 2021 2022 $96 $98 $283 $422 5.9% 5.8% 10.5% 13.4% 4% 6% 8% 10% 12% 14% 16% 18% 20% $- $100 $200 $300 $400 $500 2019 2020 2021 2022 Adjusted EBITDA Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

UFP Consolidated UFP Retail Solutions UFP Packaging UFP Construction ADJUSTED EBITDA GROWTH AND UNIT SALES 6% 6% 28% 2% 19% 36% 94% 31% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 4% (6)% 40% (1)% 34% (1)% 200% 25% -20% 20% 60% 100% 140% 180% 220% 2019 2020 2021 2022 10% 25% 31% 0% 18% 127% (11)% 19% -40% 10% 60% 110% 160% 2019 2020 2021 2022 6% (6)% 17% 6% 14% 2% 189% 49% -20% 30% 80% 130% 180% 2019 2020 2021 2022 Percent Growth Percent Growth Percent Growth Percent Growth Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth Adjusted EBITDA Growth Unit Sales Growth Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

RETURN ON INVESTED CAPITAL Hurdle Rate = 20% Percent 15.1% 21.0% 32.2% 34.6% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2019 2020 2021 2022 WACC = 10% Long-Term Goal: Earn an incremental return on new investment over our WACC Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

CASH CYCLE Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding 65* 56* 64* 64* 62 0 10 20 30 40 50 60 70 80 2019 2020 2021 2022 Q2 2023 YTD Days * Within the cash cycle, we’ve modified our calculation of days payables outstanding to be based on the cost of goods sold and accounts payable balances in our monthly financial statements. In prior periods, our calculation was based on invoice data. We’ve made this change to simplify the calculation and more easily integrate acquired operations into our financial metrics. The prior year metrics have been restated for the new method which reduced days payables and increased cash cycle by a range of 7 to 9 days from previously reported cash cycle figures. Strong working capital management

BALANCED USE OF FREE CASH FLOW Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $175m to $200M in 2023 Opportunistic share repurchases and to offset issuances Increasing dividends Return-focused approach to capital allocation $349 $336 $512 $832 $25 $31 $40 $59 $29 $96 $85 $89 $151 $174 $39 $65 $476 $180 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 2022 Operating Cash Flow and Capital Allocation (in millions)

CAPITAL STRUCTURE Conservative capital structure ensures ample resources to pursue prudent investment opportunities. Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 0.0% 0.0% 2.5% 0.0% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2019 2020 2021 2022 Q2 2023 - - 0.1 - - 0.0 0.5 1.0 1.5 2.0 2.5 2019 2020 2021 2022 Q2 2023 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Percent Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

NET SALES Q2 2023 (in millions) $2,901 $2,323 $1,914 $1,822 $2,044 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Consolidated $1,121 $845 $691 $750 $920 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Retail Solutions $676 $585 $522 $487 $488 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Packaging $975 $777 $605 $516 $550 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Construction 3% 5% (9)% (7)% (8)% 2% 3% (10)% (8)% (8)% (6)% 6% (9)% (2)% 0% (7)% 3% (11)% (2)% 0% 0% 1% 0% (4)% (7)% (1)% (2)% 2% (2)% (9)% 17% 8% (14)% (16)% (18)% 17% 8% (14)% (16)% (18)% Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales Market demand and sales normalizing from peak.

ADJUSTED EBITDA Q2 2023 (in millions) $319 $274 $213 $202 $234 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Consolidated $31 $36 $34 $49 $69 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Retail Solutions $105 $90 $89 $67 $69 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Packaging $138 $116 $84 $62 $69 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 UFP Construction 11.0% 11.8% 11.1% 11.1% 11.5% 2.8% 4.2% 5.0% 6.6% 7.5% 15.5% 15.4% 17.0% 13.7% 14.1% 14.2% 14.9% 13.9% 12.0% 12.5% Adjusted EBITDA Adjusted EBITDA Margin Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Margin levels reflect focus on value-added solutions..

STOCK PERFORMANCE Peers include MAS, BLDR, TREX, LPX, SSD, BCC, PATK, AMWD, WRK, SON, GEF, ROCK Returns are adjusted to account for dividend payouts Source: FactSet as of 8/7/2023 closing prices 18.5% 23.8% 23.1% 14.3% 9.0% 9.6% 10.3% 8.0% 8.1% 6.7% 8.7% 7.0% 38.0% 13.3% 16.2% 10.4% 8.5% 8.2% 9.5% 7.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 1 Year 5 Year 10 Year 20 Year Annual % Return Annualized Stock Return UFPI S&P500 DJIA Russell 2000 Proxy Peer Average

2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU